UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

Effective September 2, 2014, senior management and certain members of the Board of Directors of Take-Two Interactive Software, Inc. (the “Company”) will begin using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing shareholders of the Company.  Exhibit 99.1 updates the Investor Presentation filed by the Company with the Securities and Exchange Commission on July 7, 2014 as an exhibit to a Current Report on Form 8-K.

The Investor Presentation is incorporated into this Item 8.01 by reference and will be available on the Company’s website at www.take2games.com.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in the Investor Presentation in Exhibit 99.1 which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including, but not limited to, those discussed in “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended March 31, 2014.  All forward-looking statements are qualified by these cautionary statements and speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Investor presentation materials to be used beginning September 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Linda Zabriskie
	Name:	Linda Zabriskie
	Title:	Vice President, Associate General Counsel and Secretary

Date: September 2, 2014

EXHIBIT INDEX

Exhibits	Description

99.1	Investor presentation materials to be used beginning September 2, 2014